Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee Equity Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	West Corporation [WSTC]

Date of Event Requiring Statement
(Month/Day/Year):	March 21, 2013

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE EQUITY FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partners
By: THL Holdco, LLC, its Managing Member

By: /s/  Charles P. Holden
Name:  Charles P. Holden
Title: Managing Director

Dated:  March 21, 2013

Exhibit 99.2

Joint Filer Information

Name of Joint Filer:	Thomas H. Lee Parallel Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	West Corporation [WSTC]

Date of Event Requiring Statement
(Month/Day/Year):	March 21, 2013

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/  Charles P. Holden
Name:  Charles P. Holden
Title: Managing Director

Dated:  March 21, 2013

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Thomas H. Lee Parallel (DT) Fund VI, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	West Corporation [WSTC]

Date of Event Requiring Statement
(Month/Day/Year):	March 21, 2013

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/  Charles P. Holden
Name:  Charles P. Holden
Title: Managing Director

Dated:  March 21, 2013

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Coinvestment Partners, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	West Corporation [WSTC]

Date of Event Requiring Statement
(Month/Day/Year):	March 21, 2013

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL COINVESTMENT PARTNERS, L.P.
By: Thomas H. Lee Partners, L.P., its General Partner
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/  Charles P. Holden
Name:  Charles P. Holden
Title: Managing Director

Dated:  March 21, 2013

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Putnam Investment Holdings, LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	West Corporation [WSTC]

Date of Event Requiring Statement
(Month/Day/Year):	March 21, 2013

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

PUTNAM INVESTMENT HOLDINGS, LLC
By: Putnam Investments, LLC, its Managing Member
By: Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By: THL Holdco, LLC, its Managing Member

By: /s/  Charles P. Holden
Name:  Charles P. Holden
Title: Managing Director

Dated:  March 21, 2013

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	Putnam Investments Employees’ Securities Company III LLC

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	West Corporation [WSTC]

Date of Event Requiring Statement
(Month/Day/Year):	March 21, 2013

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY III LLC
By: Putnam Investment Holdings, LLC, its Managing Member
By: Putnam Investments, LLC, its Managing Member
By: Thomas H. Lee Advisors, LLC, its Attorney-in-Fact
By: THL Holdco, LLC, its Managing Member

By: /s/  Charles P. Holden
Name:  Charles P. Holden
Title: Managing Director

Dated:  March 21, 2013

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (West), L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	West Corporation [WSTC]

Date of Event Requiring Statement
(Month/Day/Year):	March 21, 2013

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (WEST), L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/  Charles P. Holden
Name:  Charles P. Holden
Title: Managing Director

Dated:  March 21, 2013

Exhibit 99.2

Joint Filer Information

(continued)

Name of Joint Filer:	THL Equity Fund VI Investors (West) HL, L.P.

Address of Joint Filer:	c/o Thomas H. Lee Partners, L.P.
100 Federal Street, 35th Floor
Boston, MA 02110

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	West Corporation [WSTC]

Date of Event Requiring Statement
(Month/Day/Year):	March 21, 2013

Designated Filer:	Thomas H. Lee Advisors, LLC

Signature:

THL EQUITY FUND VI INVESTORS (WEST) HL, L.P.
By: THL Equity Advisors VI, LLC, its General Partner
By: Thomas H. Lee Partners, L.P., its Sole Member
By: Thomas H. Lee Advisors, LLC, its General Partner
By: THL Holdco, LLC, its Managing Member

By: /s/  Charles P. Holden
Name:  Charles P. Holden
Title: Managing Director

Dated:  March 21, 2013